UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2023

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-17196	45-4082531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Cray Business Plaza
100 Commercial Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MGPI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 31, 2023, MGP Ingredients, Inc. (the “Company”) entered into a Fifth Amendment to Note Purchase and Private Shelf Agreement (the “Fifth Amendment”) among the Company, PGIM, Inc. and certain of its affiliates as noteholders. The Fifth Amendment amended the Note Purchase and Private Shelf Agreement, dated August 23, 2017 among the Company, as issuer, PGIM, Inc. and certain of its affiliates as noteholders, as amended prior to the Fifth Amendment (as so amended and as amended by the Fifth Amendment, the “Note Purchase and Shelf Agreement”). The Fifth Amendment is effective August 23, 2023.

Pursuant to the Fifth Amendment, the aggregate principal amount of senior secured promissory notes that may be issued under the shelf facility referred to in the Note Purchase and Shelf Agreement (the “Shelf Facility”) was increased from $140 million (the most recent maximum amount previously authorized by PGIM, Inc.) to $250 million, subject to the satisfaction of certain conditions and at the discretion of the purchasers of such notes. Additionally, the period for issuing senior secured promissory notes under the Shelf Facility was extended from August 23, 2023 to August 31, 2026.

The foregoing description of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	Fifth Amendment to Note Purchase and Private Shelf Agreement, dated August 31, 2023, among MGP Ingredients, Inc. and certain noteholders affiliated with PGIM, Inc.

104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline Extensible Business Reporting Language)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        MGP INGREDIENTS, INC.

Date: September 6, 2023	By:	/s/ Brandon M. Gall
Brandon M. Gall, Vice President, Finance and Chief Financial Officer